                                                                    EXHIBIT 10.6
                              GUARANTY AGREEMENT
                              ------------------

     This Guaranty Agreement (this "Guaranty") is made as of the 31st day of January, 2001, by International Paper Company, a New York corporation (together with any successors or assigns permitted hereunder, "Guarantor"), to Pure Partners, L.P., a Delaware limited partnership (together with its successors and assigns, "Beneficiary"). Terms not defined herein shall have the meanings assigned to them in the Note Agreement (as defined below).


                             W I T N E S S E T H:

     A. As of the date hereof, The Branigar Organization, Inc., an Illinois corporation (together with its successors and assigns, "Borrower"), and Beneficiary entered into a Senior Note Agreement dated of even date herewith (as amended, supplemented, or otherwise modified from time to time, the "Note Agreement").

     B. The Note Agreement requires that Guarantor execute and deliver this Guaranty as a condition to Beneficiary's obligations to consummate the transactions contemplated thereby.

     C. Borrower is an Affiliate of Guarantor, and Guarantor has concluded that it will directly or indirectly derive substantial benefit from the transactions contemplated by the Note Agreement.

     NOW THEREFORE, in consideration of Beneficiary entering into the Note Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby covenants and agrees as follows:


                                   ARTICLE 1
                                   ---------

                                 General Terms
                                 -------------

     Section 1.1  Terms Defined Above. As used in this Guaranty, the terms
                  -------------------
"Beneficiary", "Borrower", "Guarantor", "Guaranty" and "Note Agreement" have the meanings indicated above.

     Section 1.2  Certain Definitions. As used in this Guaranty, the following
                  -------------------
terms shall have the following meanings, unless the context otherwise requires (terms defined in the singular shall have the same meanings when used in the plural and vice versa):
           ---- -----

     "Default" shall mean any condition or event that constitutes an Event of Default under the Note Agreement or that would, with the giving of notice or the passing of time, or both, constitute such an Event of Default.

     "Guarantor Default" and "Guarantor Credit Agreement" shall have the meanings given to such terms in Section 4.2.

     "Liabilities" shall mean (a) any and all indebtedness, obligations and liabilities of Borrower pursuant to the Note Agreement, including without limitation the unpaid principal of and interest on the Note and any interest accruing subsequent to the filing of a petition or other action concerning bankruptcy or other similar proceeding and any amounts to be
                                                      =
     paid to purchase the Note under Section 4.4 of the Note Agreement; and (b) all renewals, rearrangements, increases, extensions for any period, amendments, supplements or reissues in whole or in part of the Note or the Note Agreement.

     "Note" shall mean the promissory note in the stated principal amount of $270,000,000 that is delivered by Borrower to Beneficiary pursuant to the Note Agreement, and all other promissory notes issued in renewal, extension, reissuance, increase, or exchange thereof or therefor and all supplements and amendments thereto.

     Section 1.3  Note Agreement Definitions. Unless otherwise defined herein,
                  --------------------------
all terms beginning with a capital letter which are defined in the Note Agreement and not otherwise defined herein shall have the same meanings herein as therein.


                                   ARTICLE 2
                                   ---------

                                 The Guaranty
                                 ------------

     Section 2.1  Liabilities Guaranteed. Guarantor hereby irrevocably and
                  ----------------------
unconditionally guarantees the prompt payment of the Liabilities when due, whether at maturity or otherwise.

     Section 2.2  Nature of Guaranty.
                  ------------------

          (a) This Guaranty is an absolute, irrevocable, complete, and continuing guaranty of payment and not a guaranty of collection, and no notice of the Liabilities or any extension of credit already or hereafter contracted by or extended to Borrower need be given to Guarantor. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to Liabilities arising or created after any attempted revocation by Guarantor and shall remain in full force and effect until the Liabilities are paid in full and the Commitment is terminated, notwithstanding that from time to time prior thereto no Liabilities may be outstanding. Borrower and Beneficiary may modify, alter, rearrange, or extend the Liabilities for any period and/or renew the Liabilities from time to time, and Beneficiary may waive any Events of Default or Defaults without notice to Guarantor, and in such event Guarantor will remain fully bound hereunder with respect to the Liabilities. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Liabilities is rescinded or must otherwise be returned by Beneficiary upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made. This Guaranty may be enforced by Beneficiary and any subsequent holder of any of the Liabilities and shall not be discharged by the assignment or negotiation of all or part of the Liabilities. Guarantor hereby expressly waives presentment, demand, notice of non-payment, protest and notice of protest and dishonor, notice of Default or Event of Default, notice of intent to accelerate the maturity and notice of acceleration of the maturity and any other notice in connection with the Liabilities, and also notice of acceptance of this Guaranty, acceptance on the part of Beneficiary being conclusively presumed by Beneficiary's request for this Guaranty and delivery of the same to Beneficiary.

          (b) Guarantor's liability under this Guaranty in respect of the Liabilities shall be and is specifically limited to payments expressly required to be made under the Note and the Note Agreement (even if such payments are deemed to be damages) and, except to the extent, if any, specifically provided herein or in the Note or the Note Agreement, in no event shall Guarantor be subject hereunder to consequential, exemplary, equitable, loss of profits, punitive, tort, or any other damages, costs, or attorneys' fees.

     Section 2.3  Beneficiary's Rights. Guarantor authorizes Beneficiary,
                  --------------------
without notice or demand and without affecting Guarantor's liability hereunder, to receive and hold security for the payment of this Guaranty and/or the Liabilities, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as Beneficiary in its discretion may determine; and to obtain a guaranty of the Liabilities from any one or more Persons and at any time or times to enforce, waive, rearrange, modify, limit or release any of such other Persons from their obligations under such guaranties.

     Section 2.4  Guarantor's Waivers.
                  -------------------

          (a)     General. Guarantor waives any right to require Beneficiary to
                  -------
(i) proceed against Borrower or any other Person liable on the Liabilities, (ii) enforce any of its rights against any other guarantor of the Liabilities, (iii) proceed or enforce any of its rights against or exhaust any security given to secure the Liabilities, (iv) have Borrower joined with Guarantor in any suit arising out of this Guaranty and/or the Liabilities, or (v) pursue any other remedy in Beneficiary's powers whatsoever. Beneficiary shall not be required to mitigate damages or take any action to reduce, collect or enforce the Liabilities. Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of Borrower or any other guarantor of the Liabilities, and shall remain liable hereon regardless of whether Borrower or any other guarantor be found not liable thereon for any reason. Whether and when to exercise any of the remedies of Beneficiary under the Note Agreement shall be in the sole and absolute discretion of Beneficiary, and no delay by Beneficiary in enforcing any remedy, including delay in conducting a foreclosure sale, shall be a defense to Guarantor's liability under this Guaranty. To the extent allowed by applicable law, Guarantor hereby waives any good faith duty on the part of Beneficiary in exercising any remedies provided in the Note Agreement or the Note.

          (b)     Subrogation. Until the Liabilities have been paid in full,
                  -----------
Guarantor waives all rights of subrogation or reimbursement against Borrower, whether arising by contract or operation of law (including, without limitation, any such right arising under any federal or state bankruptcy or insolvency laws) and waives any right to enforce any remedy which Beneficiary now have or may hereafter have against Borrower, and waives any benefit or any right to participate in any security now or hereafter held by Beneficiary.

     Section 2.5  Maturity of Liabilities; Payment. Guarantor agrees that if
                  --------------------------------
the maturity of any of the Liabilities is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty without demand or notice to Guarantor. Guarantor will, forthwith upon notice from Beneficiary of Borrower's failure to pay any Liabilities following such acceleration, pay to Beneficiary the amount due and unpaid by Borrower and guaranteed hereby. The failure of Beneficiary to give this notice shall not in any way release Guarantor hereunder.

     Section 2.6  Beneficiary's Expenses. If Guarantor fails to pay the
                  ----------------------
Liabilities after notice from Beneficiary of Borrower's failure to pay any Liabilities at maturity, and if Beneficiary obtains the services of an attorney for collection of amounts owing by Guarantor hereunder, or obtaining advice of counsel in respect of any of its rights under this Guaranty, or if suit is filed to enforce this Guaranty, or if proceedings are had in any bankruptcy, probate, receivership or other judicial proceedings for the establishment or collection of any amount owing by Guarantor hereunder, or if any amount owing by Guarantor hereunder is collected through such proceedings, Guarantor agrees to pay to Beneficiary its reasonable attorneys' fees.

     Section 2.7  Liability. It is expressly agreed that the liability of
                  ---------
Guarantor for the payment of the Liabilities guaranteed hereby shall be primary and not secondary.

     Section 2.8  Events and Circumstances Not Reducing or Discharging
                  ----------------------------------------------------
Guarantor's Obligations. Guarantor hereby consents and agrees to each of the
-----------------------
following to the fullest extent permitted by applicable law, and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

          (a)     Modifications, etc. Any renewal, extension, modification,
                  ------------------
     increase, decrease, alteration or rearrangement of all or any part of the Liabilities, or of the Note, the Note Agreement or any instrument executed in connection therewith, or any contract or understanding between Borrower and Beneficiary, or any other Person, pertaining to the Liabilities;

          (b)     Adjustment, etc. Any adjustment, indulgence, forbearance or
                  ----------------
     compromise that might be granted or given by Beneficiary to Borrower or Guarantor or any Person liable on the Liabilities;

          (c)     Condition of Borrower or Guarantor. The insolvency, bankruptcy
                  ----------------------------------
     arrangement, adjustment, composition, liquidation, disability, dissolution, death or lack of power of Borrower or Guarantor or any other Person at any time liable for the payment of all or part of the Liabilities; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners, or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor;

          (d)  Invalidity of Liabilities. The invalidity, illegality or
               -------------------------
     unenforceability of all or any part of the Liabilities, or any document or agreement executed in connection with the Liabilities, for any reason whatsoever, including without limitation the fact that the Liabilities, or any part thereof, exceed the amount permitted by applicable law, the act of creating the Liabilities or any part thereof is ultra vires, the officers
                                                     ----- -----
     or representatives executing the documents or otherwise creating the Liabilities acted in excess of their authority, the Liabilities violate applicable usury laws, Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Liabilities wholly or partially uncollectible from Borrower, the creation, performance or repayment of the Liabilities (or the execution, delivery and performance of any document or instrument representing part of the Liabilities or executed in connection with the Liabilities, or given to secure the repayment of the Liabilities) is illegal, uncollectible, legally impossible or unenforceable, or the Note Agreement or other documents or instruments pertaining to the Liabilities have been forged or otherwise are irregular or not genuine or authentic;

          (e)  Release of Obligors. Any full or partial release of the liability
               -------------------
     of Borrower on the Liabilities, or any part thereof, or of any co-guarantors or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Liabilities, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Liabilities in full without assistance or support of any other Person, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties other than Borrower will be liable to perform the Liabilities, or Beneficiary will look to other parties to perform the Liabilities;

          (f)  Security. The taking or accepting of any security, collateral or
               --------
     guaranty, or other assurance of payment, for all or any part of the Liabilities;

          (g)  Release of Collateral, etc. Any release, surrender, exchange,
               --------------------------
     subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Liabilities;

          (h)  Care and Diligence. The failure of Beneficiary or any other
               ------------------
     Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

          (i)  Status of Liens. The fact that any collateral, security, security
               ---------------
     interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Liabilities shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Liabilities;

          (j)     Payments Rescinded. Any payment by Borrower to Beneficiary is
                  ------------------
     held to constitute a preference under the bankruptcy laws, or for any reason Beneficiary is required to refund such payment or pay such amount to Borrower or someone else; or

          (k)     Other Actions Taken or Omitted. Any other action taken or
                  ------------------------------
     omitted to be taken with respect to the Note Agreement, the Liabilities, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Liabilities pursuant to the terms hereof; it being the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Liabilities when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Liabilities.


                                   ARTICLE 3
                                   ---------

                        Representations and Warranties
                        ------------------------------

     Section 3.1  By Guarantor. In order to induce Beneficiary to accept this
                  ------------
Guaranty, Guarantor represents and warrants to Beneficiary (which representations and warranties will survive the creation of the Liabilities and any extension of credit under the Note) that:

          (a)     Benefit to Guarantor. Guarantor's guaranty pursuant to this
                  --------------------
     Guaranty reasonably may be expected to benefit, directly or indirectly, Guarantor.

          (b)     Existence. Guarantor has been duly organized and is validly
                  ---------
     existing under the laws of New York, its chief executive office and principal place of business is located in New York, and it is duly qualified and authorized to do business where it is required to be so qualified, except where the failure to be so qualified would not have a material adverse effect upon the financial condition, operations, or business of Guarantor.

          (c)     Power and Authorization. Guarantor has full power and
                  -----------------------
     authority to enter into and perform its obligations under this Guaranty and to carry on its business as currently conducted, and the execution, delivery, and performance of this Guaranty have been duly authorized by all necessary action on the part of Guarantor.

          (d)     Binding Obligations. This Guaranty has been duly executed and
                  -------------------
     delivered by Guarantor and constitutes the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as the enforceability hereof may be limited by (i) applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, and (ii) the application of general principles of equity.

          (e)     Governmental Approvals; No Conflicts. Guarantor's execution,
                  ------------------------------------
     delivery, and performance of this Guaranty do not (i) conflict with or contravene or constitute a default under: (A) the articles of incorporation and by-laws of Guarantor; (B) any material agreement or instrument to which Guarantor is a party or by which it or its properties is bound ("material" for the purposes of this representation meaning creating a liability of $100,000,000 or more); or (C) any law, regulation, judgment, order, license or permit applicable to Guarantor; or (ii) result in, or require, the creation or imposition of any lien of any nature upon or with respect to any of the properties owned by Guarantor.

          (f)     No Guarantor Default. No event or circumstance has occurred
                  --------------------
     and is continuing that constitutes, or with notification or with the lapse of time or otherwise would constitute, a Guarantor Default.

          (g)     No Missing Governmental Consents. No authorization, consent,
                  --------------------------------
     approval, license or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority is required in connection with execution, delivery and performance by Guarantor of this Guaranty (except for such authorizations, consents, approvals, licenses, exemptions, filings, declarations or registrations, if any, which have been duly obtained or made and that are in full force and effect).

          (h)     Solvency. Guarantor (i) is not insolvent as of the date hereof
                  --------
     and will not be rendered insolvent as a result of this Guaranty, (ii) is not engaged in a business or a transaction, or about to engage in a business or a transaction, for which any property or assets remaining with such Guarantor is unreasonably small capital, and (iii) does not intend to incur, or believe it will incur, debts that will be beyond its ability to pay as such debts mature.

          (i)     Public Utility Holding Company Act. Neither Guarantor nor any
                  ----------------------------------
     of its Affiliates is subject to, or not exempt from, regulation as a "public utility company," an "electric utility company," a "public utility holding company," a "holding company," a "subsidiary company," or an "affiliate" of any of any of the foregoing, as such terms are defined in the Public Utility Holding Company Act of 1935.

     Section 3.2  No Representation by Beneficiary. Neither Beneficiary nor any
                  --------------------------------
other Person has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

                                   ARTICLE 4
                                   ---------

                       Covenants and Guarantor Defaults
                       --------------------------------

     4.1  Covenants. While any amount under the Loans is outstanding or
          ---------
available to Borrower, Guarantor covenants with Beneficiary that:

          (a)  Notices. Guarantor shall provide prompt notice to Beneficiary of
               -------
     (i) any change by S&P or Moody's in their credit rating for Guarantor's long-term unsecured senior debt or any placement of Guarantor on negative credit watch, negative outlook, or the equivalent thereof by S&P or Moody's, to the extent that Guarantor has knowledge thereof, and (ii) the occurrence of any material and adverse change in the financial condition of Guarantor or in its ability to perform hereunder.

          (b)  Financial Statements. Guarantor will make available either on
               --------------------
     "EDGAR," within the time limits required by applicable federal securities laws, or will otherwise transmit to Beneficiary promptly after sending or filing thereof (i) a copy of each of Guarantor's reports on Form 8-K (or any comparable form), (ii) no more than 75 days after the end of each of the first three fiscal quarters of each of Guarantor's fiscal years, a copy of Guarantor's report on Form 10-Q (or any comparable form) for such quarter, which report will include Guarantor's quarterly unaudited consolidated financial statements as of the end of and for such quarter, and (iii) within 135 days after the end of each of Guarantor's fiscal year-end, a copy of Guarantor's report on Form 10-K (or any comparable form) for such year, which annual report will include Guarantor's annual audited consolidated financial statements as of the end of an for such year.

          (c)  Further Assurances. Guarantor shall, within 30 days after notice
               ------------------
     thereof from Beneficiary, do all such further acts and things and execute and deliver all such further documents as shall be reasonably requested by Beneficiary in order to ensure that each provision hereof is and continues to be a valid and binding obligation of Guarantor.

          (d)  Existence. Except as provided in the following subsection (e),
               ---------
     Guarantor will preserve and maintain its corporate existence and its good standing in its state of incorporation and the state of its chief executive office and principal place of business.

          (e)  Merger. Guarantor will not merge, amalgamate, or consolidate with
               ------
     or into any other Person (with a sale or other transfer of substantially all of Guarantor's assets being deemed a merger of Guarantor into the transferee) unless (i) the survivor is a United States corporation, partnership, or business trust that has its chief executive office or principal place of business located in a jurisdiction in the United States, and (ii) the survivor expressly assumes, by an amendment hereto in form and substance reasonably satisfactory to Beneficiary, all duties and obligations of Guarantor under this Guaranty.

          (f)     Ranking and Equal and Ratable Security. The indebtedness of
                  --------------------------------------
     Guarantor under this Guaranty does rank and will rank in priority of payment pari passu to all other unsecured and unsubordinated indebtedness of Guarantor.

     Section 4.2  Guarantor Defaults. The term "Guarantor Default" shall mean
                  ------------------
the occurrence and continuance of either of the following:

          (a) Guarantor shall fail to perform or observe any term, covenant, or agreement contained herein if such failure shall remain unremedied for 30 days after the earlier of the date written notice thereof shall have been given to Guarantor by or on behalf of Beneficiary and the earliest date any executive officer of Guarantor has knowledge of such failure;

          (b) any representation or warranty made or deemed made by Guarantor or any of its officers herein or in connection herewith shall prove to have been incorrect in any respect that is material and adverse to Beneficiary when made or deemed made and such materiality is continuing; provided, however, that no Guarantor Default shall occur pursuant to this
     --------  -------
     this Section 4.2(b) if the circumstances resulting in the incorrect representation or warranty can be eliminated or otherwise addressed to the reasonable satisfaction of Beneficiary within 30 days after delivery of a written notice of such incorrect representation or warranty from Beneficiary, or in the event that such circumstances cannot be eliminated or otherwise addressed to the reasonable satisfaction of Beneficiary within such 30-day period, efforts have been diligently commenced to eliminate such circumstances or otherwise address them to the reasonable satisfaction of Beneficiary and they have been eliminated or otherwise addressed to the reasonable satisfaction of Beneficiaries within 60 days after delivery of such written notice;

          (c) if Guarantor shall (i) fail to pay any principal of or premium or interest on any Funded Debt which is outstanding in the principal amount of at least $200,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period specified in the agreement or instrument relating to such Funded Debt (or, if no grace period is applicable thereto, such failure shall continue for a period of five consecutive Business Days), or (ii) suffer any event to occur or condition to exist under any agreement or instrument relating to any such Funded Debt that in substance is customarily considered a default in loan documents (in each case, other than a failure to pay that is specified in clause (i) of this paragraph
     (c)) and the effect of such event is to cause such Funded Debt to become due, or to be prepaid in full (whether by redemption, purchase, or otherwise), prior to its stated maturity; or

          (d) if a Voluntary Bankruptcy or an Involuntary Bankruptcy shall occur with respect Guarantor; or

          (e) if the Guaranty shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or Guarantor, or any

     Person acting on behalf of Guarantor, shall deny or disaffirm its obligations under the Guaranty (other than by reason of termination of the Note Agreement).


                                   ARTICLE 5
                                   ---------

                                 Miscellaneous
                                 -------------

     Section 5.1  Successors and Assigns; No Third Party Beneficiaries. This
                  ----------------------------------------------------
Guaranty is and shall be in every particular available to the successors and assigns of Beneficiary and is and shall always be fully binding upon the successors and assigns of Guarantor, notwithstanding that some or all of the monies, the repayment of which this Guaranty applies, may be actually advanced after any bankruptcy, receivership, reorganization, or other event affecting Guarantor. There are no third party beneficiaries to this Guaranty.

     Section 5.2  Notices. Any notice or demand to Guarantor under or in
                  -------
connection with this Guaranty may be given and shall conclusively be deemed and considered to have been given and received in accordance with the Note Agreement, addressed to Guarantor at the address on the signature page hereof or at such other address provided to Beneficiary in writing.

     Section 5.3  Construction. This Guaranty shall be construed in accordance
                  ------------
with and governed by the laws of the State of New York.

     Section 5.4  Invalidity. In the event that any one or more of the
                  ----------
provisions contained in this Guaranty shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty.

     Section 5.5  Entire Agreement. This written Guaranty embodies the entire
                  ----------------
agreement and understanding between Beneficiary and Guarantor with respect to the subject matter hereof and supersedes all other agreements and understandings between such parties relating to the subject matter hereof and thereof. This written Guaranty represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.



                           [Signature page follows.]

     WITNESS THE EXECUTION HEREOF, as of the 31st day of January, 2001.

                              INTERNATIONAL PAPER COMPANY


                              By: /s/ JAMES R MONTAGUE
                                  ---------------------------------------
                              Name:  James R. Montague
                              Title:  Agent and Attorney-in-Fact


                              Address:

                              6600 LBJ Freeway, Suite 200
                              Dallas, Texas 75240
                              Attention: Legal Department
                              Fax No.: (972) 934-4529